Exhibit 10.14

LV ADMINISTRATIVE SERVICES, INC., as Agent,
VALENS OFFSHORE SPV II, CORP., and
VALENS OFFSHORE SPV I, LTD.
c/o Valens Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, NY 10017
as of May 28, 2008

Pervasip Corp. (f/k/a eLEC Communications Corp.)
75 South Broadway, Suite 302
White Plains, NY 10601

Attention: Chief Executive Officer

Re:  Amendment to September 28, 2007 Securities Purchase Agreement

Ladies and Gentlemen:

Reference is made to (i) that certain Securities Purchase Agreement dated as of September 28, 2007 (as amended, restated, modified and/or supplemented from time to time, the “2007 Securities Purchase Agreement”) by and among PERVASIP CORP. (f/k/a eLEC Communications Corp.), a New York corporation (the “Company”), VALENS OFFSHORE SPV II, CORP. (“Valens Offshore II”), VALENS OFFSHORE SPV I, LTD. (as assignee of Calliope Capital Corporation, “Valens Offshore I”; and together with Valens Offshore II, each a “Purchaser” and collectively, the “Purchasers”) and LV ADMINISTRATIVE SERVICES, INC., a Delaware corporation, as administrative and collateral agent for each Purchaser (the “Agent”; and together with the Purchasers, collectively, the “Creditor Parties”), (ii) that certain Amended and Restated Secured Term Note dated the date hereof made by the Company in favor of Valens Offshore I in the original principal amount of $3,400,000 (the “Valens Offshore I Note”), and (iii) that certain Amended and Restated Secured Term Note dated the date hereof made by the Company in favor of Valens Offshore II in the original principal amount of $600,000 (the “Valens Offshore II Note”; and together with the Valens Offshore I Note, collectively, the “Amended and Restated Notes”).  Capitalized terms used herein that are not defined shall have the meanings given to them in the 2007 Securities Purchase Agreement.

In order to induce the Creditor Parties to agree to the terms of the Amended and Restated Notes, the parties hereto have agreed to amend the 2007 Securities Purchase Agreement on the terms and conditions set forth below.

In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1) Section 4.2 of the 2007 Securities Purchase Agreement is amended by replacing the amount of “$35,000” with the amount of “$43,000”;

2) Section 6.22(b) of the 2007 Securities Purchase Agreement is amended by replacing the date “June 30, 2008” with the date “August 15, 2008”; and

3) Section 9.2 of the 2007 Securities Purchase Agreement is hereby deleted in its entirety and shall be of no further force or effect.

This letter agreement shall become effective upon receipt by Agent of a copy of this letter agreement executed by the Company.

Except as specifically amended herein, the 2007 Securities Purchase Agreement and the other Related Agreements (as defined in the 2007 Securities Purchase Agreement) shall remain in full force and effect, and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Agent or any Purchaser, nor constitute a waiver of any provision of the 2007 Securities Purchase Agreement and the other Related Agreements.  This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission or other electronic transmission shall be deemed to be an original signature hereto.

Very truly yours,

LV ADMINISTRATIVE SERVICES, INC., as Agent

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD. (as assignee of Calliope Capital Corporation)

By:	Valens Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED TO:

PERVASIP CORP. (f/k/a  eLEC Communications Corp.)

By:/s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer